ANNUAL REPORT
                                TO SHAREHOLDERS

                                    VONTOBEL
                          EASTERN EUROPEAN EQUITY FUND

                                  A SERIES of
                              Vontobel Funds, Inc.
                         a "Series" Investment Company

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996

           VONTOBEL EASTERN EUROPEAN EQUITY FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, the fund's closing Net Asset Value stood at $14.89, producing a return of 48.9% since the fund's inception on February 15. For the same period, the Nomura Research Inc. Eastern European Index (ex-Russia) gained 23.9%. During the second half fund assets quadrupled from $15,012,850 to $61,376,507, reflecting the region's skyrocketing markets and another strong year of mutual fund inflows. The fund made no year-end distributions of income and capital gains.

1996 was a momentous year for investors in Central and Eastern European equities as the more advanced markets (Hungary, Poland and the Czech Republic) consolidated their credibility, attracting an estimated flow of US$ 5 billion in new funds to the region's bourses. Russia, Hungary and Poland ranked among the world's five top-performing markets, in both local currency and US dollar terms. Poland, Hungary and the Czech Republic became members of the OECD and moved a step closer to membership in the European Union sometime early next decade. Continuing the process of improving their budgetary discipline, they succeeded in creating a broad band of stability of real exchange rates. They now boast credit ratings either at or just below investment grade. Russia too was rated for the first time in its history, and its successful placement of a US$ 1 billion 5-year bond issue in international capital markets underscored the improved credit standings of Central and Eastern European nations.

Since inception in February 1996, the fund's portfolio holdings have been concentrated in the three core markets of Central Europe, i.e., Poland, Hungary and the Czech Republic. At year end these markets represented some 75% of total portfolio assets. In the second quarter we committed assets to Russia at a time when pre-election fears rattled the markets. Based on steeply falling inflation and interest rates and sheer cheapness, the Russian market presented an attractive investment opportunity, despite political uncertainty and concerns about President Yeltsin's heart surgery. Our exposure to the Russian market grew from 5% going into the second quarter 1996 to 16% of portfolio assets at year end.

During the last quarter we shifted assets from Poland to Hungary, where the valuations tend to be more attractive. Hungary also offers the largest number of restructured firms demonstrating strong growth, profitability, generation of free cash flow and sound financials. We also established a small position in the nascent Croatian market.

Of the four major markets in which we invest, we are the most cautious about the the Czech Republic. We are not finding the same quality stocks as are available elsewhere in the region, valuations are relatively high, and earnings growth low. Foreign investors are still holding back, waiting for the enactment of legal changes to improve the transparency of their markets. With many companies technically bankrupt, Czech banks are burdened with nonperforming loans. In anticipation of looming problems in the banking sector, we took some profits and reduced our allocation from 10% to 8% in the second half.

Our investment approach is bottom-up. We search for companies that have demonstated their ability to consistently generate strong free cash flow, and we buy them when they are trading at substantial discounts to fair value. We like companies that are strong in both domestic and export markets, that manufacture and sell commercially viable products and services, and that have experienced, shareholder-oriented managements. We have found companies meeting these standards primarily in Hungarian pharmaceutical, construction and bank stocks, as well as in Polish banks, consumer goods and construction-related issues. In Russia our holdings are concentrated in energy, utility, telecommunications and oil stocks.

We are focusing increased attention on the markets of Russia, Croatia, Romania, the Baltics and Ukraine; among the least expensive markets in the world, they will, we believe, soon outpace the returns of emerging markets in other regions. As investors become more and more knowledgeable about the region, we expect liquidity conditions to improve dramatically. Too, as capital inflows increase, these markets should experience less volatility going forward. Contrariwise, any dramatic change in the direction of US interest rates might have an adverse impact on these markets' liquidity, as demonstrated in July when Eastern European markets sold off on fears of a Fed rate hike. Considering their performance in the first half, this pause was not unhealthy and in any case was temporary. The Russian market was notable for its resilience. After selling off on worries about Yeltsin's health, it recovered by the end of September. As Russia's economic health improves, and as the regulatory framework for capital markets strengthens, the market is likely to show a further rise in 1997. For now, given the lower level of liquidity of the Russian market compared to others in the region, we are keeping most of our individual positions under 2%. At this point, we foresee limiting our maximum exposure to this market to 30%. We reiterate our caution to shareholders that this fund is suitable only for investors who already have exposure to international equity markets, who are familiar with the risk of investing in international securities, and, importantly, who have a long-term horizon.

Despite the spectacular performance of some of these markets last year, the outlook for Eastern Europe remains bright as earnings growth of 30-35% can be purchased for an average P/E 97E of below 12X. Eastern European companies will enjoy greater visibility in international equity portfolios now that Russia has been added to IFC's Emerging Market Index, and Hungary and the Czech Republic have joined Poland in Morgan Stanley's Emerging Market Index. The fact that Russian debt has been rated by four major credit agencies should also help to increase the comfort level of wary foreign investors. Lastly, monetary and fiscal policy are restrictive, leading to declining rates of inflation in every country. The economies of Eastern Europe are at the threshold of a long secular upswing comparable only to that of Southeast Asia eight years ago.

Arpad Pongracz, CFA
President
January 31, 1997

                               [GRAPH GOES HERE]

                                Eastern European Fund        EEEI

02/15/96                          $10,000.00               $10,000.00
12/31/96                          $14,890.00               $12,394.00

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1996

  NUMBER                                                                                         MARKET
OF SHARES    SECURITY DESCRIPTION                                                                 VALUE
----------   --------------------------------------------------------------------------------  -----------
             COMMON STOCK AND WARRANTS: 93.44%

             CROATIA: 3.60%
    42,000   Pliva D D GDR Reg S                                                               $ 2,226,000
                                                                                               -----------
             CZECH REPUBLIC: 8.14%
    50,000   Central European Media Class A*                                                     1,587,500
    50,000   Ckd Praha Holding AS*                                                                 751,921
    44,355   Skoda Koncern*                                                                      1,573,798
     9,000   Spt Telecom AS*                                                                     1,120,491
                                                                                               -----------
                                                                                                 5,033,710
                                                                                               -----------
             HUNGARY: 36.89%
    12,100   Cofinec Sponsored GDR                                                                 359,975
    73,000   Danubius Hotel & Spa*                                                               1,918,677
    38,682   Egis Gyogyzergyar                                                                   2,259,440
     5,000   Gedeon Richter Ltd GDR Reg S                                                          290,000
    61,400   Graboplast Rt Regd                                                                  2,077,044
     2,846   Inter Europa Bank                                                                     651,218
   150,000   Mol Magyar Olay Es Gazipari Rt                                                      1,873,840
    78,500   Otp Bank GDR                                                                        1,393,375
     7,000   Pannonplast Muanua Reg S                                                              257,576
    67,122   Pannonplast Muanyagipari                                                            2,469,857
    29,500   Primagaz Hungaria Co Ltd                                                            1,366,450
    43,500   Richter Gedeon Vegyeszeti Gyar Rt.                                                  2,542,208
    15,700   Scala Ece Ltd. Bearer*                                                              2,182,276
   200,000   Tiszai Vegyi Kombinat GDR                                                           2,200,000
    23,000   Zalakeramia AG                                                                        974,335
                                                                                               -----------
                                                                                                22,816,271
                                                                                               -----------
             POLAND: 29.04%
    42,000   Agros Holdings Series C*                                                            1,105,880
    13,000   Bank Przemyslowo Handlowy                                                             838,739
 1,230,000   Big Bank /Bank Inicjatyw G                                                          1,715,840
    56,000   Computerland Poland SA*                                                             1,386,622

  NUMBER                                                                                         MARKET
OF SHARES    SECURITY DESCRIPTION                                                                 VALUE
----------   --------------------------------------------------------------------------------  -----------
   110,000   Elektrim SA                                                                           997,419
   115,716   Exbud SA*                                                                           1,069,427
   153,570   Mostostal Zabrze-Holding SA                                                           792,647
    60,000   Polfa Kunto SA Series A*                                                            1,778,615
   225,000   Polifarb Ciesxyn Bearer                                                             1,247,646
   177,500   Polifarb Wroclaw Bearer                                                             1,002,825
   114,025   Rolimpex SA                                                                           886,782
    47,000   Stalex Port A Shares*                                                                 460,591
    18,000   Vilniaus Bankas AB GDR                                                                747,000
   300,000   Wielkopolski Bk Kredutwy*                                                           2,029,713
    26,000   Zaklady Metali Lekkich*                                                             1,904,164
                                                                                               -----------
                                                                                                17,963,910
                                                                                               -----------
             RUSSIA: 15.77%
    12,000   AO Mosenergo Spon ADR Reg S                                                           357,000
14,000,000   Credit Suisse Fin Russian Ctf                                                       1,281,000
   140,000   Norilsk Nickel Ord. Shs Warrant 11/14/97                                              721,000
 1,500,000   CSFP Certs. Surgutneftegaz Series 3                                                   622,500
   210,000   CSFP Certs Rostelekom Series 3                                                        504,000
        37   Irkutsken Ergo RDC                                                                  1,054,500
    23,000   Lukoil Oil Co Sponsored ADR                                                         1,069,500
    36,000   Mosenergo AO Spon ADR                                                               1,089,000
        29   Rostelecom RDC                                                                        696,000
        77   Norilisk RDC-ADR shs.                                                                 404,250
        15   Trading House Gum RDC                                                                 420,000
    65,000   Vimpel Communications Spon ADR                                                      1,535,625
                                                                                               -----------
                                                                                                 9,754,375
                                                                                               -----------
             TOTAL COMMON STOCKS AND WARRANTS:
             (Cost: $49,991,135)                                                                57,794,266
                                                                                               -----------

PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS: 4.20%
$2,600,000   Bank of Tokyo-Mitsubishi; 4.75%; 1/2/97                                             2,600,000
                                                                                               -----------
             TOTAL SHORT TERM INVESTMENTS:
             (Cost: $2,600,000)                                                                  2,600,000
                                                                                               -----------
             TOTAL INVESTMENTS:
             (Cost: $52,591,135)**                                          97.64%              60,394,266
             Other assets, net                                               2.36%               1,458,378
                                                                          --------             -----------
             NET ASSETS                                                    100.00%             $61,852,644
                                                                          --------             -----------
                                                                          --------             -----------

 *Non-income producing
**Cost for Federal income tax purposes is $52,562,264 and consists of:

             Gross unrealized appreciation                                                     $ 9,422,900
             Gross unrealized depreciation                                                      (1,590,890)
                                                                                               -----------
             Net unrealized appreciation                                                       $ 7,832,010
                                                                                               -----------
                                                                                               -----------

ADR -- Security represented is held by the custodian bank in the form of
       American Depository Receipts.
GDR -- Security represented is held by the custodian bank in the form of Global
       Depository Receipts.
RDC -- Security represented is held by the custodian bank in the form of Russian
       Depository Certificates.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
_______________________________________________________________

ASSETS
   Investments at value (identified cost of $52,591,135)(Notes 1 & 3)                      $ 60,394,266
Cash (including foreign currencies)                                                             560,594
   Receivables
      Capital stock sold                                                      1,722,006
      Interest                                                                      343       1,722,349
                                                                             ----------
      Other assets                                                                               58,288
                                                                                           ------------
         TOTAL ASSETS                                                                        62,735,497
                                                                                           ------------
LIABILITIES
   Payables
   Securities purchased                                                         826,370
   Capital stock redeemed                                                        10,390
   Investment management fees                                                    46,093
                                                                             ----------
         TOTAL LIABILITIES                                                                      882,853
                                                                                           ------------
NET ASSETS                                                                                 $ 61,852,644
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($61,852,644 / 4,153,090 shares outstanding)                                               $      14.89
                                                                                           ------------
                                                                                           ------------
At December 31, 1996 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
   Paid in capital                                                                         $ 55,154,756
   Net unrealized gain on investments and currency transactions                               7,806,051
   Accumulated loss on investments                                                           (1,108,163)
                                                                                           ------------
   Net Assets                                                                              $ 61,852,644
                                                                                           ------------
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
February 15* to December 31, 1996
_______________________________________________

INVESTMENT INCOME
   Income:
      Interest                                                                  $     343
      Dividend (Net of foreign
         tax withheld of $7,797)                                                   90,079
      Other                                                                        63,596
                                                                                ---------
      Total income                                                                           $   154,018
Expenses:
   Investment management fees (Note 2)                                            302,021
   Organization                                                                     9,871
   Custodian and accounting fees (Note 3)                                          76,287
   Transfer agent fees (Note 2)                                                    16,073
   Recordkeeping and administrative services (Note 2)                              49,388
   Legal and audit fees                                                             2,669
   Filing fees and registration (Note 2)                                            6,330
   Shareholder servicing and reports (Note 2)                                      24,618
   Other                                                                            3,444
                                                                                ---------
   Total expenses                                                                                490,701
   Custodian fee waiver                                                                          (76,287)
                                                                                             -----------
   Expenses, net                                                                                 414,414
                                                                                             -----------
   Net investment loss                                                                          (260,396)
                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
   Net realized loss on investments                                                           (1,006,591)
   Net realized loss on foreign currencies conversions                                           (50,713)
   Net increase in unrealized appreciation on investments and foreign
      currencies                                                                               7,806,051
                                                                                             -----------
   Net gain on investments                                                                     6,748,747
                                                                                             -----------
   Net increase in net assets resulting from operations                                      $ 6,488,351
                                                                                             -----------
                                                                                             -----------

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
February 15,* to December 31, 1996
______________________________________________

OPERATIONS
   Net investment loss                                                                          ($  260,396)
   Net realized (loss) on investments and foreign currencies                                     (1,057,304)
   Net unrealized appreciation of investments and currencies                                      7,806,051
                                                                                             -----------------
   Net increase in net assets resulting from operations                                           6,488,351
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share transactions**                        55,364,293
                                                                                             -----------------
   Net increase in net assets                                                                    61,852,644
   Net assets at beginning of period                                                                      0
                                                                                             -----------------
NET ASSETS at the end of the period (Includes undistributed net investment income of $0)        $61,852,644
                                                                                             -----------------
                                                                                             -----------------

 *Commencement of operations
**A summary of capital share transactions follows:

                                                                                 FEBRUARY 15,* TO
                                                                                 DECEMBER 31, 1996
                                                                          -------------------------------
                                                                           SHARES             VALUE
                                                                          ---------     -----------------
Shares sold                                                               5,134,390        $69,104,233
Shares redeemed                                                            (981,300)       (13,739,940)
                                                                          ---------     -----------------
Net increase                                                              4,153,090        $55,364,293
                                                                          ---------     -----------------
                                                                          ---------     -----------------

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
__________________________________

                                                                                             FEBRUARY 15,* TO
                                                                                             DECEMBER 31, 1996
                                                                                             -----------------
Per Share Operating Performance
Net asset value, beginning of period                                                              $ 10.00
                                                                                             -----------------
Income from investment operations-
   Net investment loss                                                                              (0.06)
   Net realized and unrealized gain on investments                                                   4.95
                                                                                             -----------------
Total from investment operations                                                                     4.89
                                                                                             -----------------
Net asset value, end of period                                                                    $ 14.89
                                                                                             -----------------
                                                                                             -----------------
Total Return                                                                                       48.90%
Ratios/Supplemental Data
Net assets, end of period (000's)                                                                 $61,853
Ratio to average net assets-
   Expenses (A)                                                                                     2.02%**
   Expenses-net (B)                                                                                 1.71%**
   Net investment loss                                                                            (1.07)%**
Portfolio turnover rate                                                                            38.69%
Average commission rate paid per share                                                            $0.0737

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

 *Commencement of operations
**Annualized

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996
_______________________________________________________________

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel Eastern European Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. DISTRIBUTION TO SHAREHOLDERS. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $80,336 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $16,073 for its services for the year ended December 31, 1996.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees, net of cost recovery, are included in other income.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $61,394,414 and $10,396,687, respectively. The custodian has provided credits in the amount of $76,287 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Equity Fund including the schedule of portfolio investments as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period February 15, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Equity Fund as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period February 15, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 17, 1997

INVESTMENT ADVISOR:
 Vontobel USA Inc.
     450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
 First Dominion Capital Corp.
     1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

INDEPENDENT AUDITORS:
 Tait, Weller and Baker
     Two Penn Center, Suite 700
     Philadelphia, Pennsylvania 19102-1707

TRANSFER AGENT:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

 Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

MORE INFORMATION:
  For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free

NASDAQ SYMBOL: VEEEX